UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/06/2011

Fairchild Semiconductor International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15181

Delaware	043363001
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3030 Orchard Parkway
San Jose, California 95134
(Address of principal executive offices, including zip code)

408-822-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On September 6, 2011, we issued a press release revising our guidance for the third quarter of fiscal 20111. The press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: September 06, 2011	By:	/s/ Paul D. Delva
Paul D. Delva
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Pre-Announcement Third Quarter 2011